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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 16, 2001
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                                   LESCO, Inc.
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             (Exact name of registrant as specified in its charter)


Ohio                          0-13147                           34-0904517
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(State or other             (Commission                        (IRS Employer
jurisdiction of             File Number)                    Identification No.)
incorporation)

                   15885 Sprague Rd., Strongsville, Ohio            44136
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               (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (440) 783-9250
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________________________________________________________________________________
         (Former name or former address, if changed since last report.)




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                                   LESCO, INC.
                           Current Report on Form 8-K

Item 5.      Other Events.
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The Company has received agreements from its banks and private placement note holders, effective as of September 30, 2001, to forbear from exercising any rights or remedies through March 30, 2002 for violations of covenants contained in its credit agreement and its $45 million private placement term notes. The Company also received, effective as of September 30, 2001 and through March 30, 2002, a waiver of events of default caused by violations of similar restrictive covenants contained in its reimbursement agreement relating to the $5.9 million Belmont County Industrial Revenue Bond. The agreements to forbear and the waiver required the payment of nominal fees and are contingent on the Company's compliance with certain provisions in addition to the covenants set forth in the credit, reimbursement, note purchase and related agreements.

The Company is actively pursuing the refinancing of debt arising under the credit agreement and the notes, together with its asset securitization facility, including the possibility of entering into an asset based lending facility. While the Company can make no assurances that it will be able to obtain a commitment to refinance these facilities or will be able to consummate such refinancing on terms and conditions acceptable to the Company, management is encouraged by the constructive tone of its discussions with lenders and prospective lenders.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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       (a)    Financial Statements of Business Acquired

              Not applicable.

       (b)    Pro Forma Financial Information

              Not applicable.

       (c)    Exhibits.

              None

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LESCO, INC.


                                   By:    /s/ R. Breck Denny
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                                          R. Breck Denny, Vice President and
                                          Chief Financial Officer

Date:  November 16, 2001






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